SUPPLEMENT TO:

Calvert Social Investment Fund (CSIF) Balanced Portfolio
CSIF Money Market Portfolio
CSIF Equity Portfolio
CSIF Enhanced Equity Portfolio
CSIF Bond Portfolio
Calvert Social Index Fund
Calvert Large Cap Growth Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Capital Accumulation Fund
Calvert World Values Fund (CWVF) International Equity Fund
Calvert New Vision Small Cap Fund

Calvert Income Fund
Calvert Short Duration Income Fund
Calvert Long-Term Income Fund

Prospectuses dated: February 1, 2005

Date of this Supplement: April 21, 2005

The following supplements the information in the above prospectuses regarding How to Buy Shares: Next Step - Account Application, Minimum to Open an Account and Minimum Additional Investments:

The Fund may waive minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares through certain omnibus accounts.